UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2011

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33475 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 6, 2011, Tier Technologies, Inc., or the Company, issued a press release announcing the Company's financial results for the quarter and fiscal year ended September 30, 2011.  A copy of this press release is furnished with this current report as Exhibit 99.1.  As disclosed in the press release, the registrant intends to hold a conference call for investors at 5 pm Eastern Time on Tuesday, December 6, 2011.  The company script for the conference call is furnished herewith as Exhibit 99.2.

Tier is providing information on certain non-GAAP financial measures in this Form 8-K.  The Company is providing information regarding its use of the non-GAAP financial measures and reconciliations of such measures to their most comparable GAAP measures.

Tier defines (1) EPS gross revenue as revenue from continuing operations less revenue from VSA operations and (2) EPS net revenue as EPS gross revenue less interchange fees and other processing-related dues, assessments and fees.  The following table shows a reconciliation of EPS gross revenue to revenue from continuing operations, and a reconciliation of EPS net revenue to revenue from continuing operations, for the three months ended September 30, 2011 and 2010 (in thousands):

	Continuing Operations
	Three months ended September 30,
	2011	2010	Change ($)	Change (%)
Revenue	$28,491	$27,335	$1,156	4.2%
Less:
VSA revenue	318	733	(415)	(56.6)%
EPS gross revenue	28,173	26,602	1,571	5.9%
Less:
EPS interchange fees and other processing-related dues, assessments and fees	20,463	19,210	1,253	6.5%
EPS net revenue	$7,710	$7,392	$318	4.3%

Tier defines Adjusted EBITDA from Continuing Operations as net income from continuing operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash.  The following table shows a reconciliation of net (loss)/income from continuing operations to Adjusted EBITDA from Continuing Operations for the three months ended September 30, 2011 and 2010 (in thousands):

	Continuing Operations
	Three months ended June 30,
	2011	2010	Change
Net Loss from Continuing Operations	$(3,607)	$(4,198)	$591
Adjustments:
Depreciation/Amortization	1,894	1,595	299
Stock based Compensation	307	298	9
Taxes	39	18	21
Less:
Interest income, net	6	22	(16)
Adjusted EBITDA from Continuing Operations	$(1,373)	$(2,309)	$936

Tier defines Adjusted EBITDA from EPS Operations as net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash.  The following table shows a reconciliation of net (loss)/income from continuing operations to Adjusted EBITDA from EPS Operations for the three months ended September 30, 2011 and 2010 (in thousands):

	Continuing Operations			EPS			VSA
	Three months ended September 30,			Three months ended September 30,			Three months ended September 30,
	2011	2010	Change	2011	2010	Change	2011	2010	Change
Net Loss from Continuing Operations	$(3,607)	$(4,198)	$591	$(3,868)	$(4,302)	$434	$261	$104	$157
Adjustments:
Depreciation/Amortization	1,894	1,595	299	1,894	1,595	299	—	203	(203)
Stock based Compensation	307	298	9	307	298	9	—	—	—
Taxes	39	18	21	39	18	21	—	—	—
Less:
Interest income, net	6	22	(16)	6	22	(16)	—	—	—
Adjusted EBITDA from Continuing Operations	$(1,373)	$(2,309)	$936	$(1,634)	$(2,413)	$779	$261	$307	$(46)

EPS gross revenue, EPS net revenue, Adjusted EBITDA from Continuing Operations, and Adjusted EBITDA from EPS Operations are non-GAAP financial measures.  Tier’s management believes these measures are useful for evaluating our business as we conclude our VSA operations and evaluating our performance against peer companies within the electronic payments industry, and Tier’s management also believes that these measures provide investors with additional transparency with respect to financial measures used by management in its financial and operational decision-making.  Tier also uses Adjusted EBITDA from Continuing Operations in its executive compensation program: the Compensation Committee of Tier’s Board of Directors has specified levels of Adjusted EBITDA from Continuing Operations that were used, together with other criteria, to determine payouts under the Management Incentive Plan for fiscal year 2011.  Non-GAAP financial measures should not be considered a substitute for the reported results prepared in accordance with US GAAP.  Tier’s definitions used to calculate non-GAAP financial measures may differ from those used by other companies.

For fiscal year 2012, we will be defining Adjusted EBITDA from Continuing Operations, and Adjusted EBITDA from EPS Operations, to reflect an adjustment for restructuring charges, in addition to the adjustments discussed above.  As indicated in our Form 10-K for the fiscal year ended September 30, 2011, we estimate that we will incur a restructuring charge of $1.4 million in fiscal year 2012.  We will be using these revised definitions of Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from EPS Operations in order to provide additional transparency about our performance and for the other reasons described above.  If we discuss forward-looking estimates of non-GAAP financial measures, we will not be able to provide a quantitative reconciliation of these forward-looking estimates because – with the exception of the estimated restructuring charge – the items that would be excluded (which include the types of information reflected in the reconciliation of historic results) are difficult to predict and estimate and are primarily dependent on future events.  The estimate of our restructuring charge is forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 and is made as of the date hereof based only on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties, including the uncertainties specified in our annual report on Form 10-K for the period ended September 30, 2011, filed with the Securities and Exchange Commission.

The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release titled “Tier Reports Fiscal 2011 Fourth Quarter and Year End Results,” issued by the Company on December 6, 2011.
99.2	Script for December 6, 2011 earnings conference call.

Exhibits 99.1 and 99.2 shall be deemed to be furnished and not filed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/ Jeff Hodges
	Name:	Jeff Hodges
	Title:	Chief Financial Officer
Date: December 6, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press release titled “Tier Reports Fiscal 2011 Fourth Quarter and Year End Results,” issued by the Company on December 6, 2011.
99.2	Script for December 6, 2011 earnings conference call.